Exhibit 10.16

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT #6 TO:

EXCLUSIVE LICENSE

BETWEEN

KINEMED INC.

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

***

UC Case Nos: ***

AMENDMENT #6 TO:

EXCLUSIVE LICENSE FOR

***

Effective September 22, 2005 (the “EFFECTIVE DATE OF AMENDMENT #6”), THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, a California corporation, whose legal address is 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200, acting through its Office of Technology Licensing, at the University of California, Berkeley, 2150 Shattuck Avenue, Suite 510, Berkeley, CA 94720-1620 (“REGENTS”) and KINEMED, INC., a Delaware corporation having a principal place of business at EmeryStation North, 5980 Horton Street, Suite 400, Emeryville, CA 94608-2012 (“LICENSEE”), agree to amend that certain Agreement between REGENTS and LICENSEE which bears an effective date of February 16, 2001 (as amended previously through Amendments #1, #2, #3, #4, and #5 said Amendments bearing effective dates of June 15, 2002, October 15, 2002, March 25, 2003, November 6, 2003, and March 1, 2004, respectively), as follows:

ARTICLE 1.1 (q) (BACKGROUND) add the following:

1.1 q) ***, and;

1.1 r) ***.

ARTICLE 2.1(k) (DEFINITIONS) substitute the following:

(k) All of Regents' United States patent applications filed under U.C. Case Numbers .: ***, as described in Article 1.1 (c) through (r) above, and;

ARTICLE 4.1(a) (SUBLICENSES) substitute the following:

(a)    LICENSEE will have the right to sublicense to third party sublicensees (“SUBLICENSEES”) the rights granted in Article 3.1, provided that LICENSEE has current exclusive rights under this AGREEMENT, and provided that LICENSEE pays to REGENTS within *** days following execution of any sublicense agreement the following percentage of the SUBLICENSE FEES:

(i)	*** of SUBLICENSE FEES up to *** of SUBLICENSE FEES;

(ii)	*** of the SUBLICENSE FEES in excess of *** up to *** of SUBLICENSE FEES;

(iii)	*** of the SUBLICENSE FEES in excess of *** up to *** of SUBLICENSE FEES;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment #6 KINEMED	Page 2 of 3

(iv)	*** of the SUBLICENSE FEES in excess of *** up to *** of SUBLICENSE FEES; and,

(v)	*** of the SUBLICENSE FEES in excess of *** of SUBLICENSE FEES.

ARTICLE 5.1(b) (LICENSE ISSUE FEE) substitute the following:

5.1(b) As of the EFFECTIVE DATE OF AMENDMENT #6, REGENTS acknowledges the LICENSEE has fully paid to REGENTS all stock and cash license and amendment fees that were due to REGENTS under the original Agreement and under Amendments #1, #2, #3, #4, and #5 thereto.

As consideration for the addition of REGENTS' cases *** and *** by way of this sixth amendment to the Agreement, LICENSEE shall also pay to REGENTS a non-creditable, non-refundable fee of *** on or before *** days after the final execution of this amendment #6 to the Agreement, and shall cause to be issued to REGENTS, through its nominee, Shellwater & Co., and to REGENTS employee(s) a total of *** shares of common stock in KineMed, Inc., in accordance with the Stock Purchase Agreement between REGENTS and LICENSEE attached hereto as Exhibit A.

ARTICLE 5.1(e) (LICENSE ISSUE FEE) substitute the following:

5.1(c) For any of the following U.C. Case Numbers: ***, as described in Article 2.1(k) and in Article 1.1 (c) through (r) above, if the corresponding patent application(s) have not resulted at least one VALID CLAIM, then for each such U.C. Case Number, LICENSEE shall be entitled to *** REGENTS pursuant to Article 6.1.

All remaining terms and conditions of the Agreement (as amended) remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

THE REGENTS OF THE		KINEMED, INC.
UNIVERSITY OF CALIFORNIA

By	/s/ Veronica Lanier	By	/s/ James E. Burden
	Veronica Lanier		James E. Burden
	Acting Director		COO & Secretary
Office of Technology Licensing

Date: September 22, 2005		Date: September 22, 2005

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment #6 KINEMED	Page 3 of 3